UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ChemoCentryx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! CHEMOCENTRYX, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 P.M ET CHEMOCENTRYX CHEMOCENTRYX, INC. 835 INDUSTRIAL ROAD SUITE 600 SAN CARLOS, CA 94070 D80018-P72102 You invested in CHEMOCENTRYX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users point your camera here and vote without entering a control number Vote in Person at the Meeting* May 26, 2022 10.00 AM PDT Company’s Headquarters 835 Industrial Road, Suite 600 San Carlos, CA 94070 * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Geoffrey M. Parker For 1b. James L. Tyree For 1c. David Wheadon, M.D. For 2. Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2022. For 3. Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure of the Securities and Exchange Commission. For NOTE: THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE “FOR” PROPOSALS ONE, TWO AND THREE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D80019-P72102